SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)            June 14, 2005
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                     INTERNATIONAL FLAVORS & FRAGRANCES INC.
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               (Exact Name of Registrant as Specified in Charter)



   New York                           1-4858                  13-1432060
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(State or Other Jurisdiction         (Commission            (I.R.S.mployer
of Incorporation)                     File Number)          Identification No.)




521 West 57th Street, New York, New York                              10019
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(Address of Principal Executive Offices)                            (Zip Code)




Registrant's telephone number, including area code  (212) 765-5500
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    Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act
         (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
         CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 7.01.  Regulation FD disclosure

Attached and incorporated by reference and being furnished as Exhibit 99.1 is a statement of International Flavors & Fragrances Inc. dated June 14, 2005, relating to non-food grade colorants and expected earnings impact.

Item 9.01.  Financial Statements and Exhibits

(c) Exhibits.

99.1          Statement of International Flavors & Fragrances Inc., dated June
              14, 2005.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              INTERNATIONAL FLAVORS & FRAGRANCES INC.



Dated:   June 14, 2005                   By:
                                            -----------------------------------
                                         Name:   Dennis M. Meany
                                         Title:  Senior VicePresident,
                                                 General Counsel and Secretary



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                                  EXHIBIT INDEX

    Exhibit No.     Description
    ----------      ------------
    99.1            Statement of International Flavors & Fragrances Inc.,
                    dated June 14, 2005.

International Flavors & Fragrances Inc. ("IFF" or "the Company") recently learned that it was one of a number of companies to receive, from a Spanish supplier, paprika that contained low levels of non-food grade coloring. IFF does not add non-food grade colorants to its flavorings or raw materials. As soon as IFF confirmed that the quality of the paprika was compromised, the Company (i) initiated a process to identify the IFF products that contained the ingredient and immediately began contacting its customers who had received these products;
(ii) quarantined the inventory of all potentially affected materials; (iii) supplemented its supplier qualification process and expanded its testing procedures; and (iv) voluntarily held shipments of potentially affected product until it could complete this testing. Testing and risk assessment on these materials has been essentially completed, affected lots were limited, replacement of contaminated product is virtually completed, and all products are now being distributed in the normal course of business.

The Company has experienced a slowdown in order and sales activity for products which include this raw material, primarily due to delayed shipments which were quarantined while materials were tested. As a result, the Company's second quarter sales could be negatively impacted by as much as $10 million (approximately 2% of the quarter's expected sales). In addition, the Company has expensed approximately $5 million in costs related to the contaminated raw material, comprised mainly of the write-off of affected materials and additional cost of testing incurred. The Company will seek full indemnification from its supplier, the supplier's insurers and, to the extent required, its own insurers with regard to any potential customer claims. There can be no assurance, however, of the final outcome of any claims made, or of the timing or extent of indemnification from the supplier and its insurers. Based on the foregoing, the Company expects earnings per share in the 2005 second quarter to be reduced by approximately $.06 - $.07. The Company will release its second quarter results on July 27, 2005 at which time it will provide updated guidance on its sales and earnings per share expectations for the full year 2005.

Protecting the integrity of the food chain is of paramount concern to IFF. It is IFF policy to comply with all applicable laws and regulations in all areas where it does business. The Company has a comprehensive program in place to help ensure it delivers safe, high-quality products to its customers. This program includes, among other things, a supplier qualification process, periodic inspection of the facilities of new and existing suppliers, and programs to test for non-food grade colorants and other irregularities in its raw materials.

Cautionary Statement Under the Private Securities Litigation Reform Act of 1995 Statements in this report, which are not historical facts or information, are "forward-looking statements" within the meaning of The Private Securities Litigation Reform Act of 1995. Such forward-looking statements are based on management's reasonable current assumptions and expectations. Certain of such forward-looking information may be identified by such terms as "expect", "believe", "may", "will be", "anticipates" and similar terms or variations thereof. All information concerning future revenues, costs, earnings and other future financial results or financial position, constitutes forward-looking information. Such forward-looking statements involve significant risks, uncertainties and other factors, which may cause the actual results of the Company to be materially different from any future results expressed or implied by such forward-looking statements, and there can be no assurance that actual results will not differ materially from management's expectations. Such factors include, among others, the following: general economic and business conditions in the Company's markets, including economic, population health and political uncertainties; uncertainties related to the outcome of litigation, claims and rights to indemnification and consumer/customer response and reaction to the events described in this release; interest rates; the price, quality and availability of raw materials; the Company's ability to implement its business strategy, including the achievement of anticipated cost savings, profitability and growth targets; the impact of currency fluctuation or devaluation in the Company's principal foreign markets and the success of the Company's hedging and risk management strategies; the impact of possible pension funding obligations and increased pension expense on the Company's cash flow and results of operations; and the effect of legal and regulatory proceedings, as well as restrictions imposed on the Company, its operations or its representatives by foreign governments. The Company intends its forward-looking statements to speak only as of the time of such statements and does not undertake to update or revise them as more information becomes available or to reflect changes in expectations, assumptions or results.